SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND

         The Fund's Board has approved certain changes to the Fund (described below), which will become effective on or about February 15, 2005.

         The following information will supersede or supplement certain information in the fund's Prospectuses and Statement of Additional Information.

         THE FOLLOWING WILL SUPERSEDE OR SUPPLEMENT THE DESCRIPTION OF GOAL AND STRATEGIES FOUND IN THE PROSPECTUSES:

         Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the U.S.

         The portfolio managers will use a bottom-up investment approach to identify fundamentally strong companies trading at a discount to their projected growth rates or intrinsic values (i.e., the present value of the future cash flows that it will generate). The Fund will seek capital appreciation by taking advantage of both growth and value opportunities, based on the managers' view of individual companies.

         The Fund considers a small company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of November 2004, the MSCI World Small Cap Index included companies with market capitalizations between $16 million and $3.8 billion.

         Some companies may outgrow the definition of a small company after the Fund has purchased their securities due to capital appreciation. Such a company will continue to be considered small for purposes of the Fund's minimum 80% allocation to small company equities. The Fund may invest in companies of any size once the 80% policy is met. As a result, the Fund's average market capitalization may sometimes exceed that of the MSCI World Small Cap Index.

         The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in debt securities.

         OTHER CONTRARY INFORMATION IN THE PROSPECTUSES OR STATEMENT OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.



Dated: December 8, 2004                                          16-1204
                                                                 for
                                                                 WPISF
                                                                 ADGPV
                                                                 CSGPV
                                                                 2004-044